                                                                    EXHIBIT 10.1

                             AMENDMENT NUMBER 2 TO
                  MICROSOFT CORPORATION/WORLD TRAVEL PARTNERS

     This AMENDMENT NUMBER 2 is made to that certain MICROSOFT CORPORATION/ WORLDTRAVEL PARTNERS SERVICE AGREEMENT, effective as of October 9, 1996 (the "Original Agreement"), by and between MICROSOFT CORPORATION, a Washington corporation ("MS"), and WORLDTRAVEL PARTNERS, L.P., a Georgia Limited Partnership ("WTP"), which was subsequently amended by that certain AMENDMENT NUMBER 1, effective as of January 1, 1999 ("AMENDMENT NUMBER 1"), by and between MS, and WORLDTRAVEL TECHNOLOGIES, L.L.C., a Georgia Limited Liability Company ("WTT") (the Original Agreement and AMENDMENT NUMBER 1 are collectively defined herein as the "Amended Agreement"). This AMENDMENT NUMBER 2, is effective as of July 1, 2000 ("Effective Date of AMENDMENT NUMBER 2"), and is executed as of the later of the two signature dates below ("Execution Date of AMENDMENT NUMBER 2"). The Amended Agreement as amended by AMENDMENT NUMBER 2 is hereby defined as the "Agreement."

     All initially capitalized terms shall have the meanings provided to them in the Amended Agreement unless otherwise defined in this AMENDMENT NUMBER 2. The parties agree as follows:

1. To reflect the fact that MS has assigned the Amended Agreement to Expedia, Inc., a Washington corporation ("Expedia")(a MS majority-owned subsidiary), and Expedia has agreed to assume and perform all of the obligations of MS under the Amended Agreement, the parties therefore agree that this AMENDMENT NUMBER 2, is intended to effect a change in the contracting parties to WTT and Expedia, and all references in the Amended Agreement to "MS" shall be construed as references to "Expedia."

2. To reflect the fact that WTT has assigned the Amended Agreement to TRX, a Georgia corporation ("TRX"), and TRX has agreed to assume and perform all of the obligations of WTT under the Amended Agreement, the parties therefore agree that this AMENDMENT NUMBER 2, is intended to effect a change in the contracting parties to TRX and Expedia, and all references in the Amended Agreement to "WTT" shall be construed as references to "TRX."

3. The first sentence of Section 1 (g) (i) of the Amended Agreement shall be amended and restated in its entirety as follows:

     "(g)

          (i) TRX shall provide, maintain and staff a travel fulfillment facility in Atlanta at Druid Hills and/or at such other location as selected by TRX in its sole discretion ("Druid Hills Facility") to provide the Services set forth in Exhibit A."


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4.   The first sentence of Section 1 (g) (ii) of the Amended Agreement shall be amended and restated in its entirety as follows:

     "(g)

          (ii) TRX shall provide, maintain and staff a travel fulfillment facility in Atlanta at Peachtree City and/or at such other location as selected by TRX in its sole discretion ("Peachtree Facility") to provide the Services (other than ARC ticketing) set forth in Exhibit A when the Druid Hills Facility is unable to handle the volume of calls being routed from Expedia, due to high volume or loss of function of the Druid Hills Facility for any reason."

5.   New Section 1 (g) (v) is added as follows:

     "(g)

          (v) The parties acknowledge and agree that Expedia owns the Expedia Travel toll-free numbers, including but not limited to, 888EXPEDIA and 800EXPEDIA and the local Expedia Travel phone numbers."

6.  New Section 1 (g) (vi) is added as follows:

     "(g)

          (vi) TRX shall provide, maintain and staff a travel fulfillment facility located in Tacoma, WA, that meets the requirements of this Section 1 (g) (vi) and those set forth in Exhibit M, attached hereto and incorporated herein (the "Tacoma Facility"), to provide the Services (other than ARC ticketing) set forth in Exhibit A of the Agreement. Expedia will own the Expedia Travel toll-free number. TRX will ensure that the Tacoma Facility is able to provide the full level of Services described in Exhibit A (other than ARC ticketing). TRX will install and maintain all of the software, hardware and telecommunications equipment at the Tacoma Facility except for the software, hardware and equipment to be provided and
     maintained by Expedia, if any.   It is understood that Expedia may request
     TRX to purchase on Expedia's behalf software, telecommunications services or equipment which is the responsibility of Expedia hereunder to provide. In such event, TRX shall invoice Expedia in connection with the monthly statements provided to Expedia hereunder and Expedia shall reimburse TRX for such purchases on the same timetable as Expedia's payment of the other amounts owing pursuant to such monthly statements.

7.   Section 1 (h) of the Amended Agreement shall be deleted in its entirety.

8.   Section 1 (k) of the Amended Agreement shall be deleted in its entirety.

9. Section 1 (l) of the Amended Agreement is amended and restated in its entirety as follows:


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     "(l)  TRX shall comply with all applicable reporting requirements by providing Expedia with the reports specified in Exhibit G, if any (each a "Report"), and other information reasonably requested from time to time with respect to the Services performed. All Reports shall be complete and accurate. Each Report, whether in electronic or paper format, shall meet the standard Report requirements identified for the Report in Exhibit G or Attachment 1 thereto or as specifically requested by Expedia from time to time. TRX shall deliver each Report, and all supporting documentation therefor, within the time and date specified in Exhibit G or Attachment 1 or as reasonably requested by Expedia from time to time. TRX shall correct any errors in a Report within three (3) business days following Expedia's notice specifying the item in respect of which an error may have occurred. Expedia shall provide reports to TRX as described in Attachment 1 to Exhibit G."

10.  New Section 1 (n) is added as follows:

     "(n) TRX must have a documented disaster recovery plan. Such plan shall set forth the implementation and management of disaster recovery procedures and shall be submitted to Expedia for reasonable review and approval within thirty (30) days of the execution of AMENDMENT NUMBER 2. At a minimum, the disaster recovery plan shall include the following:

     Recovery Plan:
     Contact emergency services, as needed.
     Contact TRAVSUP HOTPAGER and notify them of the nature of the problem, the estimated length of the problem and the estimated impact on service delivery.
     Contact site and notify them of the same items as in #1 and #2, above Contact Expedia Customer Service management via e-mail and voicemail and notify  them of the same items as in #1 and #2, above
     Work to estimate length and severity of problem to determine what level of response is needed."

11.  New Section 1 (o) is added as follows:

     [*]

12.  New Section 1 (p) is added as follows:

     "(p) The technology to be provided by TRX for purposes of this Agreement shall meet the requirements set forth by Expedia as provided from time to time. In the event that such communication methods or updated technology requirements cannot be met without a material increase in TRX's costs, then Expedia shall be responsible for its pro-rata share of such increased costs (i.e., TRX is using the communication methods and technology to support other customers). In addition, in the event that Expedia obtains and provides TRX with software for use in connection with this Agreement, TRX hereby agrees to deploy such software and to make any changes

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

     necessary in equipment and hardware to utilize such software. Expedia agrees to reimburse TRX for any reasonable costs associated with the deployment and maintenance of such software."

13.  New Section 1 (q) is added as follows:

"(q) In the event Expedia, or a third party on behalf of Expedia, processes [*] of incoming calls from Expedia Travel customers relating to the usage of Expedia.com and/or specific travel reservation or itineraries ("Calls") during any calendar month, which processing does not otherwise breach any terms or provisions of the Agreement, then TRX may exercise its option, in a written notice sent to Expedia within [*] following the time TRX becomes aware of such processing (the "Option Notice"), to require Expedia to:

          [*]

     In the event, TRX exercises its option, Expedia may, upon written notice (the "Election Notice") delivered to TRX within [*] of the date of the Option Notice elect to:

          [*]

14. Section 2 (a) (i) of the Amended Agreement shall be deleted in its entirety.

15. Section 2(a)(ii) of the Amended Agreement shall be deleted in its entirety and replaced as follows:

     "(a)

          (ii) Expedia shall be solely responsible for all Expedia Costs and Customer Charge-Backs as described in Exhibit D."

16. Section 2 (b) of the Amended Agreement is amended and restated in its entirety as follows:

     "(b)  Expedia will pay TRX as follows:

          (i) Within fifteen (15) days after the end of the calendar month in which this AMENDMENT NUMBER 2 is executed, TRX shall provide Expedia with a statement setting forth all amounts that are owed to TRX by Expedia as of the end of such calendar month (the "Transition Amount"). In the event the Transition Amount is greater than any monies on account with TRX as a result of fees previously advanced to TRX by Expedia pursuant to the Amended Agreement (the "Advanced Fees"), Expedia shall pay TRX the excess of the Transition Amount minus the Advanced Fees within fifteen (15) days of receipt of the statement. In the event the Advanced Fees are greater than the Transition Amount, TRX shall pay Expedia the

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

     excess of the Advanced Fees minus the Transition Amount within fifteen (15) days of receipt of the statement.

          (ii) Expedia shall pay TRX the fees as set forth in Exhibit D of the Agreement subject to adjustments, deductions or credits to such amounts as provided for in this Agreement or any Exhibit hereto (the "Fees"). Beginning the first calendar month after execution of this Amendment Number 2, on or before the 1st day of each month, Expedia shall pay TRX Fees based on the forecast of Calls and Tickets for such month (the "Forecasted Fee"). On or before the 15th day after the close of such month, TRX shall invoice Expedia the actual Fees (and any applicable Expedia Costs or Customer Charge-Backs), adjusted for any incentives, credits or penalties provided herein, for such month in accordance with the schedule set forth in Attachment 1 to Exhibit G. The invoice shall include a statement setting forth the total number of calls handled that calendar month by TRX in connection with the Services and the applicable Fees and any applicable Expedia Costs or Customer Charge-Backs for which Expedia is responsible in accordance with Section 2(a) of the Agreement. The statement shall include information sufficient to discern how the Fees were calculated and shall be in a format to be provided by Expedia. Except for disputed amounts and amounts withheld in good faith by Expedia, Expedia shall pay the excess, if any, of the amount indicated in the invoice minus the Forecasted Fee within fifteen (15) days after receipt of the invoice. In the event the Forecasted Fee is greater than the amount indicated in the invoice, then TRX shall pay Expedia the excess of the Forecasted Fee minus the amount indicated in the invoice within fifteen (15) days after receipt of the invoice by Expedia. Late payments by either party shall accrue interest at a rate of one percent (1%) per month unless Expedia notifies TRX that Expedia disagrees with the calculation of the invoiced amount. In the event taxes are required by any U.S. (state or federal) or foreign government to be withheld on payments made hereunder by Expedia to TRX, Expedia may deduct such taxes from the amount owed TRX and pay them to the appropriate taxing authority. Expedia shall in turn promptly secure and deliver to TRX an official receipt for any taxes withheld that are owed by TRX. Expedia will use reasonable efforts to minimize such taxes to the extent permissible under applicable law. "

17. The first sentence of Section 8 (f) is amended and restated in its entirety as follows:

     "(n) Upon the expiration or termination of this Agreement, other than termination by TRX because of nonpayment by Expedia which is not cured within ten (10) days after receipt of written notice sent by TRX to Expedia regarding such nonpayment, (i) TRX shall cooperate with Expedia, its subsidiaries or affiliates, to assist in the orderly transition of Services to Expedia, or as Expedia may direct, in a professional manner, with no disruption of the Services; and (ii) TRX shall remove all software and equipment provided by Expedia and shall deliver all such software and equipment to Expedia, including but not limited to those items detailed in Exhibit B, subject to TRX's possible option to purchase set forth in
     Section 8(g)(i)."


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18.  Section 8 (g)(ii) of the Amended Agreement shall be deleted in its entirety and replaced as follows:

     "(g)

          (ii) In addition, within sixty (60) days after the effective date of termination or expiration of this Agreement, the parties shall reconcile all accounts hereunder and TRX shall promptly refund and return to Expedia any unearned Fees, if any, and Expedia shall promptly pay to TRX any amounts that it may properly owe to TRX in accordance with this Agreement. Notwithstanding the foregoing, Expedia acknowledges that TRX may receive debit memos, chargebacks, LTA fees and other invoices after such sixty (60) day period and accordingly agrees to pay any of such amounts properly owed to TRX in accordance with this Agreement."

19. Section 8 (g)(iii) of the Amended Agreement shall be deleted in its entirety.

20. Exhibit C (Service Process Requirements) is amended and restated in its entirety as set forth in the new Exhibit C attached hereto.

21. Exhibit D (Payments) is amended and restated in its entirety as set forth in the new Exhibit D attached hereto.

22. New Attachment 1 to Exhibit G (Reports) is added as set forth in the new Attachment 1 to Exhibit G attached hereto.

23.  New Exhibit M is added as set forth in the new Exhibit M attached hereto.


All other terms not expressly amended herein shall remain in full force and effect as set forth in the Original Agreement.


EXPEDIA, INC.                          TRX

  /s/ Seth Eisner                        /s/ Norwood H. Davis III
--------------------------------       --------------------------------
By                                     By

  Seth Eisner                            Norwood H. Davis III
--------------------------------       --------------------------------
Name (Print)                           Name (Print)

  Senior Vice President                  President & CEO
--------------------------------       --------------------------------
Title                                  Title

  9/7/00                                 9/8/00
--------------------------------       --------------------------------
Date                                   Date


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                    Exhibit C - Service Process Requirements

     [*]


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                             Exhibit D - Fees/Costs

1.  Payment:

     (a) Expedia will pay TRX on a Mid/Back Office and Front Office Fee basis in accordance with the prices set forth below:

     [*]

          (1) "Mid/Back Office Fee" as used herein shall include payment for the following services: ticketing, refunds, voids, exchanges, support for LTA (lost ticket applications) reconciliation, debit memo processing, process and ticket distribution, ARC processing, record keeping and accounting, quality control processes (CoRRe, CRS scripts, all automated/robotic processes), delivery emails, schedule change processing and emails, survey emails, system planning and maintenance and reporting. The parties may mutually agree to include other services within this definition of Mid/Back Office Fee.

          (2) "Front Office Fee" as used herein shall include payment for the following services: inbound and outbound Emails; Calls, outbound calls, reporting, system planning and maintenance, and resolution and escalation for customer service issues. The parties may mutually agree to include other services within this definition of Front Office Fee.

          (3) The monthly payment will be determined as follows:

               (a) TRX will multiply the number of Tickets handled per month times the Mid/Back Office Fee to calculate the price per month. (For example, if [*] are sold during a particular month, payment will be [*].

               (b) TRX will multiply the number of Calls handled per month times the Front Office Fee to calculate the price per month. (For example, if there are [*] Calls during a particular month, payment will be [*].

          (4) Front Office and Mid/Back Office services shall encompass all Services that TRX has historically provided to Expedia.

          (5) The parties will actively work together to analyze the cause of Calls (what problems or issues motivate customers to Call TRX), and improve Call Ratios (determine and implement a strategy/process design to prevent or reduce the number of Calls.)

     [*]

2.  Costs

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     (a) Expedia shall bear the costs for the following items in connection with the Services ("Expedia Costs"):

     [*]

     (b) TRX shall bear all traditional costs associated with providing the Services ("TRX Costs"). Traditional costs are all costs that have been borne by TRX and Expedia as of the Execution Date of the AMENDMENT NUMBER 1, except for the Expedia Costs defined above and as may otherwise be set forth in the Agreement.

     (c) In the event that, upon the request of Expedia, TRX performs services not included under this Agreement, Expedia shall bear any and all costs of such services, including, but not limited to, technology development costs, as mutually agreed upon by the parties. Notwithstanding the provisions of Section 3 of the Agreement, in the event TRX provides technology development to Expedia as a service not included under this agreement, (i) if TRX charges Expedia below the then current market rate for such service, TRX shall own any and all intellectual property rights for such developed technology; and (ii) if TRX charges Expedia at or above the current market rate for such service, Expedia shall own any and all intellectual property rights for such developed technology

     (e) Expedia shall bear all costs of and relating to and any and all American Express charges incurred in connection with the Services and shall pay all such costs directly to American Express. TRX agrees to provide to Expedia the applicable American Express bills and such other documentation reasonably requested by Expedia which are in TRX's possession.



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                      Attachment 1 to Exhibit G - Reports

In addition to reporting requirements set forth in Exhibit G, TRX shall provide Expedia with data and reporting as specified below. TRX agrees to provide sample data and reporting prior to implementation as requested by Expedia. Any such requested data and reporting shall be approved by Expedia prior to implementation, which approval shall not be unreasonably withheld.

1. Daily Call Data. TRX shall archive daily phone statistics from 12:00 a.m.- 12:00 a.m. daily. The month's complete daily archive data will be made available to Expedia within five (5) business days from the end of each calendar month, per an electronic file format to be provided by Expedia.

Call Center Daily Statistics summary will include the following with daily totals:

     . # of US Tickets
     . $ of US Tickets
     . # of CA Tickets
     . $ of CA Tickets
     . E-Tkt Percentage (US Tickets Only)
     . # of Emails Received
     . # of Emails Sent
     . ASA Email
     . Email/Ticket Ratio
     . # Call Answered
     . ASA Phone
     . Abandon % [*]
     . Call/Ticket Ratio
     . Staffed FTEs

2. TRX shall archive monthly phone statistics. The month's complete daily archive data will be made available to Expedia within five (5) business days from the end of each calendar month, per an electronic file format to be provided by Expedia.

Call Center Monthly Statistics summary will include the following with monthly totals:

     . # of US Tickets
     . $ of US Tickets
     . # of CA Tickets
     . $ of CA Tickets
     . E-Tkt Percentage (US Tickets Only)
     . # of Emails Received
     . # of Emails Sent


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     . ASA Email
     . Email/Ticket Ratio
     . # Call Answered
     . ASA Phone
     . Abandon % [*]
     . Call/Ticket Ratio

3. Incident Reports. All issues and escalations generated by TRX, will be tracked/traced using a numerical code and procedure to be provided by Expedia. On an exception basis, Expedia may require TRX to track specific incident types. Such information may include, but not be limited to, customer name, phone number, system configuration information and incident description.

4. Additional Reports. In addition to the reports described above, TRX shall provide the following reports to Expedia as specified by the table below and in accordance with the Report Delivery Schedule below. The parties acknowledge and agree that the type, format, and due date of the Reports will be jointly developed by TRX and Expedia and are subject to change and that the parties will work together to mutually agree upon such changes.

Report Name                Frequency                 Due Date               Deliver or Post
---------------------------------------------------------------------------------------------
Weekly Credit Card     TBD                TBD                             Expedia
 Charge Back Debit
 Memos
---------------------------------------------------------------------------------------------
FPM/HPM Issue Report   Monthly            TBD                             Expedia

---------------------------------------------------------------------------------------------
CRD Escalated Issues   TBD                TBD                             Expedia
 Report
---------------------------------------------------------------------------------------------
Debit Memo Payment     Monthly            TBD                             Expedia
 Summary Report -
 Due on the same
 schedule as the
 Monthly Invoice
 (attached)
---------------------------------------------------------------------------------------------
[*]                    [*]                [*]                             [*]
---------------------------------------------------------------------------------------------
Monthly Invoices       Monthly            Due in accordance with the      Expedia
 .  Service Invoice                        due dates set forth in the
 .  Bill Back Invoice                      Report Delivery Schedule below
 .  Promotion


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

---------------------------------------------------------------------------------------------
   Line Invoice
 .  AAB Invoice
---------------------------------------------------------------------------------------------
End of Month Report    Monthly            TBD                             Expedia
 (EOM)
---------------------------------------------------------------------------------------------
Monthly Business       Monthly            TBD                             Expedia
 Review (MBR)
 Presentation
---------------------------------------------------------------------------------------------
Quarterly Business     Quarterly          TBD                             Expedia
 Review (QBR)
 Presentation
---------------------------------------------------------------------------------------------

Report Delivery Schedule - Monthly Schedule of Due Dates (through CY01):

1 ARC data is not available until ARC is closed. This always occurs on the Thursday following the week containing the last day of the month. For instance, February 29 occurs on a Tuesday. The ARC closing for that week does not occur until Thursday, 3/9
2 Once ARC is closed, the download begins. Currently the download takes 24 hours. As volume grows, this download is expected to take significantly longer to achieve and will need to be broken into smaller and smaller time periods.
3 Considering the above, the monthly report can not be produced until the Monday following the final ARC close.
4    Hardcopy and all back-up data to be shipped same day soft copy is sent

Month       Month closes           ARC Closes      Monthly Report Delivered
-------------------------------------------------------------------------------
Feb-00      Tuesday, 2/29          9-Mar           13-Mar
-------------------------------------------------------------------------------
Mar-00      Friday, 3/31           6-Apr           10-Apr
-------------------------------------------------------------------------------
Apr-00      Sunday, 4/30           4-May           10-May
-------------------------------------------------------------------------------
May-00      Wednesday, 5/31        8-Jun           12-Jun
-------------------------------------------------------------------------------
Jun-00      Friday, 6/30           6-Jul           10-Jul
-------------------------------------------------------------------------------
Jul-00      Monday, 7/31           10-Aug          14-Aug
-------------------------------------------------------------------------------
Aug-00      Thursday, 8/31         7-Sep           11-Sep
-------------------------------------------------------------------------------
Sep-00      Saturday, 9/30         5-Oct           10-Oct
-------------------------------------------------------------------------------
Oct-00      Tuesday, 10/31         9-Nov           13-Nov
-------------------------------------------------------------------------------
Nov-00      Thursday, 11/30        7-Dec           11-Dec
-------------------------------------------------------------------------------
Dec-00      Sunday, 12/31          4-Jan           10-Jan
-------------------------------------------------------------------------------
Jan-01      Wednesday, 1/31        8-Feb           12-Feb
-------------------------------------------------------------------------------
Feb-01      Wednesday, 2/28        8-Mar           12-Mar
-------------------------------------------------------------------------------
Mar-01      Saturday, 3/31         5-Apr           10-Apr
-------------------------------------------------------------------------------
Apr-01      Monday, 4/30           10-May          14-May
-------------------------------------------------------------------------------
May-01      Thursday, 5/31         7-Jun           11-Jun
-------------------------------------------------------------------------------


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

-------------------------------------------------------------------------------
Jun-01      Saturday, 6/30         5-Jul           10-Jul
-------------------------------------------------------------------------------
Jul-01      Tuesday, 7/31          9-Aug           13-Aug
-------------------------------------------------------------------------------
Aug-01      Friday, 8/31           6-Sep           10-Sep
-------------------------------------------------------------------------------
Sep-01      Sunday, 9/30           4-Oct           10-Oct
-------------------------------------------------------------------------------
Oct-01      Wednesday, 10/31       8-Nov           12-Nov
-------------------------------------------------------------------------------
Nov-01      Friday, 11/30          6-Dec           10-Dec
-------------------------------------------------------------------------------
Dec-01      Monday, 12/31          10-Jan          14-Jan
-------------------------------------------------------------------------------

5. Business Reviews . TRX shall organize and present monthly and quarterly business reviews for Expedia. The agenda and expectations will be based on input from Expedia. In general, these meetings will include a TRX performance review, continuous improvement projects, management status reviews, cost reduction initiatives and other operational areas and issues. At a minimum, TRX shall include:

     .  Performance reviews by product; air, car, hotel reservations
     .  Highlights and Lowlights
     .  Performance against goals and metrics
     .  Help Needed from Expedia
     .  Priorities
     . Project Updates (i.e., Quality Initiatives, Tool training, etc.) . Update from last business review
     .  Appendix with support data (as necessary)

Quarterly expectations:
     . Held the month following the Expedia Fiscal Quarter End (Jan, April, July, Oct)
     .  Formal presentation shall be delivered in Bellevue, WA.
     . Audience: Expedia Customer Service Management and Operations Managers . Soft copies of presentation shall be made available five (5) business days prior to meeting.

Monthly expectations:
     .  Held each month for the previous months' activity
     .  Informal presentation, held via teleconference
     .  Audience: Customer Service Management.
     . Soft copies of presentation shall be made available two (2) business days prior to meeting

Expedia Report Obligations

Expedia will provide TRX with the following reports. Additional reports may be requested by TRX and will be jointly developed by TRX and Expedia.


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1.   General Survey Results - Expedia will provide TRX with a weekly and monthly report of the General Call Center Customer Survey Results. The weekly summary will cover the period Monday - Sunday and will be provided by Wednesday following each week. The monthly survey will be provided by the 5th day following each month. The report will include the number of responses and the average score for each question.

2.   Average Speed of Answer (ASA) for calls transferred to TravelScape.
     Expedia will provide TRX with a weekly and monthly report to include the number of calls transferred by TRX to TravelScape and the Average Speed of Answer for those respective calls. The weekly summary will cover the period Monday - Sunday and will be provided by Monday following each week. The monthly report will be provided by the 5th day following each month.



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                   Exhibit M - Tacoma Facility Specifications
                    Estimated Amounts as of August 30, 2000

           Description of the services, software, hardware, equipment and facility that will be known as the Tacoma Facility.

                                      [*]


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